Exhibit 10.3

FORM

NON-QUALIFIED STOCK OPTION AGREEMENT

Pursuant To The

AMENDED AND RESTATED INTELLON CORPORATION

2000 EMPLOYEE INCENTIVE PLAN

Name of Participant:

Date of Grant:

Number of Shares:

Exercise Price per Share:

This NON-QUALIFIED STOCK OPTION AGREEMENT (the “Agreement”) is made as of _______________, between Intellon Corporation, a Delaware corporation (the “Company”), and the above-named individual, an employee of the Company or one of its subsidiaries (the “Employee”), to record the granting of a non-qualified stock option pursuant to the Company’s 2000 Employee Incentive Plan (the “Plan”).

1. Grant of Option. In accordance with the Plan, the Company hereby grants to the Employee, subject to the terms and conditions of the Plan and this Agreement, the option to purchase from the Company an aggregate of _____________ shares of Common Stock ($.01 par value) of the Company at the exercise price of $____________ per share, such option to be exercised as hereinafter provided. The parties intend this option to be treated as a non-qualified stock option (“NQSO”) under the terms of the Internal Revenue Code of 1986, as amended (the “Code”).

2. Expiration Date. This option shall expire on ________________ (the “Expiration Date”). This date shall not be more than 10 years from the date of grant (5 years for a 10-percent shareholder).

3. Exercise of Option. No shares may be purchased under this option and the option shall not be exercisable until the option has vested pursuant to the vesting schedule described in the succeeding paragraph:

Under the vesting schedule, the Employee will vest in     % of the shares of Common Stock subject hereto on the             -year anniversary of the date of grant, provided that the Employee is still employed by the Company or any subsidiary corporation of the Company on such anniversary date. [Spell out vesting] In the event of a “Change in Control” as defined in the Plan, this option shall become vested in accordance with the terms of the Plan. This option shall also be subject to accelerated vesting under the provisions of Section 5 of this Agreement.

Notwithstanding the foregoing or any other provisions of the Plan or this Agreement, this option may not be exercised after the Expiration Date and is not exercisable at any time by any person if the Employee at the time of exercise or at any time following the date of grant has, in the sole discretion of the Committee, (i) worked for or on behalf of a competitor of the Company or any affiliated company or otherwise engaged in competition against the Company or any affiliated company or (ii) engaged in any other activity harmful to the Company in any way.

Any exercise of this option shall be made in a writing duly executed and delivered to the Company specifying the number of shares as to which the option is being exercised in the form of the Form for Exercise of Option attached hereto and accompanied by the payment of the exercise price and any applicable taxes as set forth in Section 4. Schedule I of this Agreement shall be made available to the Company at the time of exercise for notation of any partial exercise.

4. Payment of Exercise Price. On the date of any exercise of this option, the exercise price of the shares as to which this option is being exercised shall be due and payable in full. Payment shall be made in cash or by certified check or by delivery of shares of the Common Stock of the Company beneficially owned by the optionee, duly assigned to the Company with the assignment guaranteed by a bank, trust company or member firm of the New York Stock Exchange, or by a combination of the foregoing. Any such shares so delivered shall be deemed to have a value per share equal to the fair market value of the shares on such date and must have been held by the Employee for more than six months. For this purpose, fair market value shall equal: (i) the closing price of the Company’s Common Stock on the national stock exchange on which such stock is traded on the date the option is exercised, or as otherwise reported by The Nasdaq Stock Market, Inc.; (ii) if there was no trading in such stock on the date of such exercise, the closing price on the last preceding day on which there was such trading; or (iii) if the Common Stock is not traded on a national stock exchange, or otherwise in a medium operated by The Nasdaq Stock Market, Inc., an amount determined by the Committee to be the fair market value of such shares.

The Employee shall also remit to the Company the amount needed to satisfy any federal, state or local withholding taxes that may arise or be applicable as the result of an exercise under this option. No certificate will be issued to the Employee with respect to the exercised shares until such withholding obligations have been satisfied to the complete satisfaction of the Company.

5. Exercise Upon Death or Termination of Employment.

(a) If the employment of the Employee with the Company or any subsidiary corporation of the Company terminates for any reason other than death, permanent physical disability (as determined by the Committee), or “cause” (as defined under the Plan), this option to the extent vested may be exercised at any time prior to the earlier of the Expiration Date or the expiration of three months after the date of termination, but only if, and to the extent that, the Employee was entitled to exercise this option at the time of termination. If after termination of employment, but before the earlier of the expiration of the option or the expiration of the three-month period referred to in this Section 5(1), the Employee dies, this option shall continue to be exercisable only for the remainder of either of such periods (whichever is shorter) and the 12 months period referred to in Section 5(2) below shall not be applicable.

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(b) If the Employee’s employment with the Company or any subsidiary corporation of the Company terminates by reason of permanent physical disability (as determined by the Committee) or death, this option may be exercised by the Employee or the Employee’s legal representative, heir or devisee, as appropriate, at any time prior to the earlier of the Expiration Date or the expiration of 12 months following the date employment terminated due to such disability or death but only if, and to the extent that, the Employee was entitled to exercise this option at the time of termination. If the employment of the Employee terminates by reason of death or permanent physical disability hereunder at the time at which 40% or more of the Employee’s option had vested, then all of such Employee’s unvested options shall become immediately vested and exercisable upon the Employee’s termination date. If the employment of the Employee terminates by reason of death or permanent physical disability hereunder at a time at which less than 40% of the Employee’s award had vested, then only such vested portion of the Option shall be vested and exercisable at the Employee’s termination date.

(c) Notwithstanding the foregoing provisions, an option may not be exercised after termination of employment for “cause” (as defined under the Plan).

6. Option Nontransferable. This option is not transferable otherwise than by will or the laws of descent or distribution, pursuant to a domestic relations order or by gift to family members or family entities as permitted in the Committee’s discretion pursuant to the Plan’s terms.

7. Rights as a Shareholder. The Employee shall have no rights as a shareholder with respect to any of the shares covered by this option until the date of issuance to the Employee of a stock certificate for such shares, and no adjustment shall be made for any dividends or other rights the record date of which is prior to the date such stock certificate is issued.

8. Additional Stockholder Restrictions.

(a) Until such time as the Common Stock is traded in the “Public Markets” (as hereinafter defined), if at any time the Employee wishes to sell, assign, transfer or otherwise dispose of any or all of the shares acquired upon option exercise that are owned or controlled by him or her (for purposes of this Section 8, the “Shares”), other than as part of a “Permitted Transfer” (as hereinafter defined), pursuant to the terms of a bona fide offer received from a third party, the Employee (for purposes of this Subsection 8(a) the “Selling Stockholder”) shall submit a written offer (the “Offer”) to sell such Shares to the Company on terms and conditions, including price, not less favorable to the Company than those on which he or she proposes to sell such Shares to such third party (the “Right of First Refusal”). The Offer shall disclose the identity of the proposed purchaser(s) or transferee(s) (collectively, the “Offeree”), the Shares proposed to be sold or transferred (the “Offered Shares”), the agreed terms of the sale or transfer, including price, and any other material facts relating to the sale or transfer. Within fifteen (15) days after receipt of the Offer, the Company shall give notice (the “Company Notice”) to the Selling Stockholder of its intent to purchase all or any portion of the Offered Shares on the same terms and conditions as set forth in the Offer (or its determination not to do so). If the Company

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exercises its Right of First Refusal for any amount of the Offered Shares, the Company and the Selling Stockholder shall consummate the sale of such Offered Shares on the terms set forth in the Offer by the date thirty (30) days after the initial delivery of the Offer to the Company. For purposes of this Agreement, the Public Markets shall mean: any “National Securities Exchange” (as defined under the Securities Exchange Act of 1934, as amended, and in the regulations promulgated by the Securities and Exchange Commission); any other regional stock exchange or foreign stock exchange the stock price quotations for which are published in the Wall Street Journal or available subject to a commercially reasonable delay on the World Wide Web, any automated interdealer quotation system operated by the NASD, including but limited to the Nasdaq SmallCap Market and the OTC Bulletin Board; or the “pink sheets” (the stock prices for which are published by the National Quotation Bureau, Inc.).

The Selling Stockholder may, not later than sixty (60) days following delivery to the Company of the Offer, complete the transfer of the Offered Shares not subscribed for by the Company pursuant to Subsection 8(a) hereof, subject to the terms and conditions described in the Offer. Any proposed transfer on terms and conditions different from those described in the Offer, as well as any subsequent proposed transfer by the Selling Stockholder, shall again be subject to the Rights of First Refusal set forth in this Subsection 8(a) and shall require the Selling Stockholder to deliver a new Offer to the Company to comply with the procedures described in this Subsection 8(a) with respect to such different or new transfer.

(b) Anything herein to the contrary notwithstanding, the provisions of Subsection 8(a) shall not apply to:

(i)	any transfer of Shares by the Employee by gift or bequest or through inheritance to, or for the benefit of, any member or members of his or her immediate family (which shall include any spouse, lineal ancestor or descendant or sibling) or to a trust, partnership or limited liability company for the benefit of such members;

(ii)	any transfer of Shares by the Employee to a trust in respect of which he or she serves as trustee, provided that the trust instrument governing said trust shall provide that such Employee, as trustee, shall retain sole and exclusive control over the voting and disposition of said Shares;

(iii)	any repurchase of Shares by the Company from the Employee which are the subject of any restrictive stock purchase provisions of any other agreements to which the Employee is a party and under which the Company has the option to repurchase such shares upon the occurrence of certain events, including termination of employment; and

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(iv)	any sale assignment or other transfer made with the prior written consent of at least a majority of the members of the Company’s Board of Directors, which consent may be withheld for any reason, in the sole discretion of such directors (any of which transfers in (i) through (iv) above is hereinafter defined as a “Permitted Transfer”);

provided, however, that in each case (other than subprovision (iii) above, the transferee of the Shares shall hold the Shares so acquired with all the rights conferred by, and subject to all the restrictions imposed by this Agreement, including Subsection 8(a), and as a condition to such transfer, each such transferee shall execute and deliver a Joinder Agreement as required by the Company pursuant to which such transferee shall agree to be bound by the provisions of this Agreement; and provided further, however, that notwithstanding the provisions of this Subsection 8(b), no Employee shall be permitted to sell, assign or otherwise transfer any Shares to a person that is a competitor of the Company (as determined by the Company’s Board of Directors).

(c) In the event that the holders of at least two-thirds (66 2/3%) of the outstanding shares of the Company’s Series A Convertible Preferred Stock, $.0001 par value (the “Series A Preferred Stock”), the Company’s Series B Convertible Preferred Stock, $.0001 par value (the “Series B Preferred Stock”, and the Company’s Series C Convertible Preferred Stock, $.0001 par value (the “Series C Preferred Stock”, and collectively with the Series A Preferred Stock and the Series B Preferred Stock, the “Preferred Stock”), voting together as a single class on an as converted basis (“Selling Investors”), approve a Company Sale Transaction (as hereinafter defined), then the Employee hereby agrees with respect to all restricted stock shares that he or she holds and any other Company securities over which he or she otherwise exercises dispositive power:

(i)	In the event such Company Sale Transaction requires the approval of stockholders, (i) if the matter is to be brought to a vote at a stockholder meeting, after receiving proper notice of any meeting of stockholders of the Company to vote on the approval of a Company Sale Transaction, (x) to be present, in person or by proxy, as a holder of restricted stock shares, at all such meetings and be counted for the purposes of determining the presence of a quorum at such meetings, and (y) to vote (in person, by proxy or by action by written consent, as applicable) all Shares in favor of such Company Sale Transaction and in opposition of any and all other proposals that could reasonably be expected to delay or impair the ability of the Company to consummate such Company Sale Transaction.

(ii)	In the event that the Company Sale Transaction is to be effected by the sale of Shares without the need for stockholder approval, the Employee agrees to sell all shares of capital stock of the Company beneficially held by him or her (or in the event that the Selling Investors are selling fewer than all of their shares of capital stock of the Company, shares in the same proportion as the Selling Investors are selling) to the person to whom the Selling Investors propose to sell their shares, for the same per-share consideration (on an as-converted basis) and on the same terms and conditions as the Selling Investors.

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(iii)	To refrain from exercising any dissenters’ rights or rights of appraisal under applicable law at any time with respect to such Company Sale Transaction.

(iv)	To execute and deliver all related documentation and take such other action in support of the Company Sale Transaction as shall reasonably be requested by the Company.

(v)	Not to deposit, and to cause their affiliates not to deposit, except as provided in this Subsection 8(c), any voting securities owned by such party or affiliate in a voting trust or subject any such voting securities to any arrangement or agreement with respect to the voting of such shares of capital stock, unless specifically requested to do so by the acquiror in connection with a Company Sale Transaction.

(d) Notwithstanding the provisions set forth in Subsection 8(c) above, the obligation of the Employee to take, or refrain from taking, any action described in Subsection 8(c), shall be subject to the satisfaction of each of the following conditions:

(i)	The only representations, warranties or covenants that the Employee shall be required to make in connection with a Company Sale Transaction are representations and warranties with respect to its own ownership of the Company’s securities to be sold by it and its ability to convey title thereto free and clear of liens, encumbrances or adverse claims and reasonable covenants regarding confidentiality, publicity and similar matters; the liability of the Employee with respect to any representation and warranty or covenant made by the Company in connection with a Company Sale Transaction shall be several and not joint with any other person; and such liability shall be limited to a pro rata share of an escrow covering not to exceed 10% in the aggregate of the consideration payable to all stockholders of the Company for a period not to exceed one (1) year from the closing date (as that term is defined in the document for the transaction giving rise to the escrow), other than with respect to the representations, warranties and covenants made by the Employee in connection with a Company Sale Transaction with respect to ownership and ability to convey title.

(ii)	The Employee shall not be required to amend, extend or terminate any contractual or other relationship with the Company, the acquiror or their respective affiliates.

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(iii)	The Employee shall not be required to agree to any covenant not to compete or covenant not to solicit customers, employees or suppliers of any party to the Company Sale Transaction.

(iv)	Upon the consummation of a Company Sale Transaction, all of the holders of the Company’s Preferred Stock or Common Stock will receive the same form and amount of consideration per share of Preferred Stock or Common Stock, respectively, taking into account any liquidation preference to which the holders of Preferred Stock are entitled in accordance with the Company’s certificate of incorporation, as amended, as in effect immediately prior to the Company Sale Transaction, or if any holders of Preferred Stock or Common Stock are given an option as to the form and amount of consideration to be received, all holders will be given the same option. In addition, no holder shall be required to accept consideration in a Company Sale Transaction other than cash, freely-tradable equity securities registered under the Securities Exchange Act of 1934, as amended, trading on any Public Market and/or equity securities of a private company if the Company Sale Transaction for which the equity securities are to be received as consideration is an arms’ length transaction in which the acquiring company does not control, is not controlled by, nor under common control with any shareholder or board member of the Company.

(v)	The Employee shall not be obligated to make any out of pocket expenditure prior to the consummation of the Company Sale Transaction (excluding modest expenditures for postage, copies, etc.), and shall not be obligated to pay any expenses incurred in connection with a consummated Company Sale Transaction, except indirectly to the extent such costs are incurred for the benefit of all of the Company’s stockholders and are paid by the Company or the acquiring party. Costs incurred by or on behalf of the Employee for its sole benefit will not be considered costs of the transaction hereunder.

(vi)	A “Company Sale Transaction” is defined to mean (i) an acquisition of the Company by another person by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that would result in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company or in which the stockholders of the Company immediately prior to such transaction would own, as a result of such transaction, less than a majority of the voting securities, in the same relative proportions, of the successor or surviving corporation immediately thereafter, or (ii) a sale of all or substantially all of the assets of the Company.

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(e) The Employee agrees that he or she shall not transfer, whether in public or private transactions, other than as part of a Permitted Transfer, any equity securities of the Company, or other securities exercisable for or convertible into any of the Company’s equity securities, whether or not acquired upon exercise of this option, within one hundred (180) days following the effective date of the first registration statement declared effective by the Securities and Exchange Commission with respect to the distribution of any of the Company’s equity securities or other securities exercisable for or convertible into any of the Company’s equity securities.

(f) The Employee does hereby agree that all securities issued by the Company which are held by the Employee, whether acquired on, before or subsequent to the date of this Agreement, and whether acquired upon the exercise of options granted to the Employee by the Company, upon the direct issuance to the Employee of such securities by the Company, or otherwise, shall be subject to all of the provisions of this Section 8.

(g) To the extent that the provisions of this Section 8 of the Agreement conflict with, or are inconsistent with, the provisions of the Amended and Restated Stockholders Agreement, dated as of March 15, 2005, as it may be subsequently amended, to which the Employee and the Company are parties (the “Stockholders Agreement”), the terms of the Stockholders Agreement shall control and shall supercede the provisions of this Agreement.

9. General Restrictions.

(a) The Company shall not be required to deliver any certificate upon the exercise of this option until it has been furnished with such opinion, representation or other document as it may reasonably deem necessary, to ensure compliance with any law or any regulation of the Securities and Exchange Commission or any other governmental authority having jurisdiction over the Company, the Employee, the Plan, or the shares to be optioned under the Plan or any interests granted thereunder. This option is also subject to the requirement that if at any time the Board of Directors of the Company shall determine, in its discretion, that the listing, registration or qualification of the shares (or the interests evidenced hereby) subject to this option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of this option or the issue or purchase of shares hereunder (or the interests evidenced hereby), this option shall not be exercised in whole or in part and the interests evidenced hereby shall have no validity unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee in the exercise of its reasonable judgment.

(b) Until the Company’s shares of Common Stock are publicly traded and the shares subject to the option are covered by a registration statement or other materials filed with and declared effective by the Securities and Exchange Commission, or any applicable foreign securities regulator, the shares obtained by exercising this option shall not be transferable, except as permitted by applicable securities laws, and shall bear the following legend:

(c) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND HAVE NOT BEEN REGISTERED

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UNDER THE SECURITIES ACT OF 1933, ANY APPLICABLE FOREIGN SECURITIES LAWS OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED BY SAID ACT, FOREIGN SECRUTIES LAWS OR STATE LAWS.

10. Adjustment of Shares. In the event of any change in the Common Stock of the Company by reason of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or of any similar change affecting the Common Stock, the number and kind of shares subject to this option and the purchase price per share shall be adjusted automatically consistent with such change to prevent substantial dilution or enlargement of the rights granted to, or available for, the Employee hereunder. Any such adjustment shall be binding on the Employee.

11. No Employment Rights. Neither the Plan nor this option shall confer upon the Employee any right with respect to continuance of employment (or engagement as a consultant, as applicable) by the Company or any affiliate nor shall they interfere in any way with the right of the Company or any subsidiary by which the Employee is employed (or engaged, as applicable) to terminate the employment or engagement of the Employee at any time.

12. Coordination With Plan. The Employee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and provisions thereof including any which may conflict with those contained in this Agreement. Capitalized terms used in this Agreement, or otherwise identified as being so defined, shall have the meaning given to such terms under the Plan.

13. Notices. All notices to the Company shall be in writing and sent to the Company’s President at the Company’s offices, 5100 West Silver Springs Boulevard, Ocala, FL 34482, or to such other person and/or addresses the Company may provide by notice to Employee. Notices to the Employee shall be addressed to the Employee at the Employee’s address as it appears on the Company’s records. Notice shall be deemed given five (5) days after being deposited in the applicable governmental mail, with certification of delivery procedure requested, one day after being delivered to an overnight courier for next day service delivery, or upon hand delivery.

14. Acknowledgment. By accepting this option, the Employee acknowledges the following:

(a) No representations or promises have been made concerning the marketability or value of the options or the shares of the Company. The Employee understands that neither this option nor the shares have been registered under the Securities Act of 1933, as amended (the “Act”), or under any foreign or state laws, on the ground that the issuance of this option and the shares is exempt from registration under federal, foreign or state securities laws, and that reliance on such exemption is based, in part, upon the Employee’s representations and warranties herein set forth. The Employee agrees that such Employee will not dispose of any of the shares other than in strict compliance with the Act, any applicable foreign or state securities laws, and any agreements that may be executed by the Employee, or the Employee’s successors

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or assigns. Upon exercise of this option, the Employee must, therefore, continue to bear the economic risk of investment in the shares for an indefinite period of time.

(b) The Employee understands that the purchase of the shares from the Company upon exercise of this option has not been reviewed by any federal, foreign or state agency because, in part, of the representations and warranties set forth herein and the non-public nature of the purchase of the shares. The Employee understands that any offering literature used in connection with the Employee’s purchase of the shares, including any business plan, has not been reviewed by any federal or state agency.

(c) The Employee understands that neither the Company nor any of its affiliates makes any representation or warranty of any kind concerning the Employee’s ability to offer or sell any of the shares through a public offering, or otherwise, or that any public market for any of the shares will develop and, accordingly, the Employee may never be able to offer to sell any of the shares. The shares cannot be sold unless registered under the Act or any applicable foreign or state securities laws, or an exemption from registration is available, and the Company is under no obligation to register the shares or comply with any exemption. No shares will be sold, assigned or otherwise transferred unless a registration statement under the Act or any applicable foreign or state securities laws with respect thereto is in effect or the Company has received a written opinion of counsel satisfactory to it that, after an investigation of the relevant facts, which shall be recited, counsel is of the opinion that such sale, assignment or transfer of shares does not involve a transaction requiring registration under the Act or any applicable foreign or state securities laws.

(d) The Employee acknowledges that no representations or warranties have been or will be made to the Employee, or to the Employee’s advisors, by the Company with respect to the business of the Company and/or the economic, tax or any other aspects or consequences of exercise of this option and purchase of the shares. In addition, the Employee has been informed that the Employee’s investment is a highly speculative and high risk investment, that the business venture of the Company is competitive, and that the financial success of such venture has not been proven to date. The Employee has not received any representations, or warranties that the venture will succeed technically, financially, or otherwise.

(e) All books, records and documents relating to this option and any investment the Employee may make by exercising this option been made available for inspection and the Employee has had an opportunity to meet with officers and representatives of the Company and has had the opportunity to ask questions of and receive answers from them concerning the Company, its activities, the terms and conditions of purchasing the shares, and the Employee has had the opportunity to obtain any additional information necessary to provide a basis for the Employee’s decision to accept the option and to verify the accuracy of the information furnished to the Employee.

(f) The Employee acknowledges that it never has been represented, guaranteed, or warranted to the Employee by the Company, its affiliates, or employees or any other person, expressly or by implication, the approximate or exact length of time before this option will become exercisable, except as expressly set forth herein, or that the Employee will be required to remain as owner of the shares if this option is exercised.

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(g) The Employee acknowledges and understands that the Company’s operations are subject to all the risks inherent in the growth of a new business enterprise in a new and rapidly evolving market, and that the failure of the Company to succeed in addressing such risks could have a material adverse effect on the Company’s business, financial condition and operating results.

(h) The Employee acknowledges and agrees that the award of the options by the Company is voluntary and that the Employee has not been induced to accept such award by any promise of employment or continued employment with the Company or an affiliate of the Company.

IN WITNESS WHEREOF, the Company and the Employee have caused this Non-qualified Stock Option Agreement to be executed on the date set forth opposite their respective signatures, it being further understood that the date of grant may differ from the date of signature.

Dated:	INTELLON CORPORATION

By:
President and Chief Executive Officer

Dated:	EMPLOYEE

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SCHEDULE I

Date of Exercise	No. of Shares Purchased	Balance of Option Shares	Authorized Signature	Notation Date

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FORM FOR EXERCISE OF OPTION - NON-QUALIFIED OPTIONS

(To be executed by the holder desiring

to exercise the right to purchase shares

under the attached option)

The undersigned hereby irrevocably elects to exercise the right of purchase for ___________ shares of Common Stock, $.01 par value per share, of Intellon Corporation (the “Company”), pursuant to the Non-qualified Stock Option Agreement between the undersigned and the Company dated ___________, 20__ (the “Agreement”). The undersigned is delivering with this election payment of the purchase price in full by ☐ cash ☐ certified check in the amount of $_____________ or by delivery of a certificate for previously-owned shares together with $_____________ for tax withholding and requests that certificates for the shares be issued in the name of:

Name (Please print in block letters)

Street

City State Zip Code

(Please insert Social Security or other identifying number)

The undersigned agrees that, if this is a partial exercise of the option, it shall be noted on Schedule I of the Agreement, which is being delivered with this election.

Dated:
Signature

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INCENTIVE STOCK OPTION AGREEMENT

Pursuant To The

AMENDED AND RESTATED INTELLON CORPORATION

2000 EMPLOYEE STOCK INCENTIVE PLAN

Name of Employee:	«Name_of_Employee»

Date of Grant:	«Date_of_Grant»

Number of Shares:	«Number_of_Shares»

Exercise Price per Share:	USD «Exercise_Price_Per_Share»

This INCENTIVE STOCK OPTION AGREEMENT (the “Agreement”) is made as of «Date_of_Grant», between Intellon Corporation, a Delaware corporation (the “Company”), and the above-named individual, an employee of the Company or one of its subsidiaries (the “Employee”), to record the granting of an incentive stock option pursuant to the Company’s 2000 Employee Incentive Plan, as amended from time to time (the “Plan”).

1. Grant of Option. In accordance with the Plan, the Company hereby grants to the Employee, subject to the terms and conditions of the Plan and this Agreement, the option to purchase from the Company an aggregate of «Number_of_Shares» shares of Common Stock ($.0001 par value) of the Company at the exercise price of «Exercise_Price_Per_Share» per share, such option to be exercised as hereinafter provided. Said exercise price is equal to at least the fair market value (110% of fair market value in the case of a 10-percent Shareholder) of the Company’s Common Stock on the date of grant of this option. The parties intend this option to be treated as an incentive stock option (“ISO”) under the terms of the Internal Revenue Code of 1986, as amended (the “Code”).

2. Expiration Date. This option shall expire on «Expiration_Date» (the “Expiration Date”). This date shall not be more than 10 years from the date of grant (5 years for 10-percent Shareholder).

3. Exercise of Option. No shares may be purchased under this option and the option shall not be exercisable until the option has vested pursuant to the vesting schedule described in the succeeding paragraph:

Under the vesting schedule, the Employee will vest in 25% of the shares of Common Stock subject hereto on the one-year anniversary of the date of grant, provided that the Employee is still employed by the Company or any subsidiary corporation of the Company on such anniversary date.

Vesting –

Twenty-five percent (25%) will vest on the last day of the calendar month in which the first anniversary of the date of grant occurs (the “Initial Vesting Date”); and

Six and one-quarter percent (6.25%) will vest at the end of each three calendar month period (beginning with the three calendar month period ending three months after the Initial Vesting Date) over the succeeding 12 three calendar month periods.

In the event of a “Change in Control” as defined in the Plan, this option shall become vested in accordance with the terms of the Plan. This option shall also be subject to accelerated vesting under the provisions of Section 5 of this Agreement.

Notwithstanding the foregoing or any other provisions of the Plan or this Agreement, this option may not be exercised after the Expiration Date and is not exercisable at any time by any person if the Employee at the time of exercise or at any time following the date of grant has, in the sole discretion of the Committee, (i) worked for or on behalf of a competitor of the Company or any affiliated company or otherwise engaged in competition against the Company or any affiliated company or (ii) engaged in any other activity harmful to the Company in any way.

Any exercise of this option shall be made in a writing duly executed and delivered to the Company specifying the number of shares as to which the option is being exercised in the form of the Form for Exercise of Option attached hereto and accompanied by the payment of the exercise price as set forth in Section 4. Schedule I of this Agreement shall be made available to the Company at the time of exercise for notation of any partial exercise.

4. Payment of Exercise Price. On the date of any exercise of this option, the exercise price of the shares as to which this option is being exercised shall be due and payable in full. Payment shall be made in cash or by certified check or by delivery of shares of the Common Stock of the Company beneficially owned by the optionee, duly assigned to the Company with the assignment guaranteed by a bank, trust company or member firm of the New York Stock Exchange, or by a combination of the foregoing. Any such shares so delivered shall be deemed to have a value per share equal to the fair market value of the shares on such date and must have been held by the Employee for more than six months. For this purpose, fair market value shall equal: (i) the closing price of the Company’s Common Stock on the national stock exchange on which such stock is traded on the date the option is exercised; or as otherwise reported by The Nasdaq Stock Market, Inc.; (ii) if there was no trading in such stock on the date of such exercise, the closing price on the last preceding day on which there was such trading; or (iii) if the Common Stock is not traded on a national stock exchange, or otherwise in a medium operated by The Nasdaq Stock Market, Inc., an amount determined by the Committee to be the fair market value of such shares.

5. Exercise Upon Death or Termination of Employment.

(1) If the employment of the Employee with the Company or any subsidiary corporation of the Company terminates for any reason other than death, permanent physical disability (as determined by the Committee), or “cause” (as defined under the Plan) this option to the extent vested may be exercised at any time prior to the earlier of the Expiration Date or the expiration of three months after the date of termination, but only if, and to the extent that, the Employee was entitled to exercise this option at the time of termination. If after termination of employment, but before the earlier of the expiration of the option or the expiration of the three-month period referred to in this Section 5(1), the Employee dies, this option shall continue to be exercisable only for the remainder of either of such periods (whichever is shorter) and the 12 months period referred to in Section 5(2) below shall not be applicable.

(2) If the Employee’s employment with the Company or any subsidiary corporation of the Company terminates by reason of permanent physical disability (as determined by the Committee) or death, this option may be exercised by the Employee or the Employee’s legal representative, heir or devisee, as appropriate, at any time prior to the earlier of the Expiration Date or the expiration of 12 months following the date employment terminated due to such disability or death but only if, and to the extent that, the Employee was entitled to exercise this option at the time of termination. If the employment of the Employee terminates by reason of death or permanent physical disability hereunder at the time at which 40% or more of the Employee’s option had vested, then all of such Employee’s unvested options shall become immediately vested and exercisable upon the Employee’s termination date. If the employment of the Employee terminates by reason of death or permanent physical disability hereunder at a time at which less than 40% of the Employee’s award had vested, then only such vested portion of the Option shall be vested and exercisable at the Employee’s termination date.

(3) Notwithstanding the foregoing provisions, an option may not be exercised after termination of employment for “cause” (as defined under the Plan).

6. Option Nontransferable. This option is not transferable otherwise than by will or the laws of descent and distribution.

7. Rights as a Shareholder. The Employee shall have no rights as a shareholder with respect to any of the shares covered by this option until the date of issuance to the Employee of a stock certificate for such shares, and no adjustment shall be made for any dividends or other rights the record date of which is prior to the date such stock certificate is issued.

8. Additional Stockholder Restrictions.

(a) Until such time as the Common Stock is traded in the “Public Markets” (as hereinafter defined), if at any time the Employee wishes to sell, assign, transfer or otherwise dispose of any or all of the shares acquired upon option exercise that are owned or controlled by him or her (for purposes of this Section 8, the “Shares”), other than as part of a “Permitted Transfer” (as hereinafter defined), pursuant to the terms of a bona fide offer received from a third party, the Employee (for purposes of this Subsection 8(a) the “Selling Stockholder”) shall submit a written offer (the “Offer”) to sell such Shares to the Company on terms and conditions, including price, not less favorable to the Company than those on which he or she proposes to sell such Shares to such third party (the “Right of First Refusal”). The Offer shall disclose the identity of the proposed purchaser(s) or transferee(s) (collectively, the “Offeree”), the Shares proposed to be sold or transferred (the “Offered Shares”), the agreed terms of the sale or transfer, including price, and any other material facts relating to the sale or transfer. Within fifteen (15) days after receipt of the Offer, the Company shall give notice (the “Company Notice”) to the Selling Stockholder of its intent to purchase all or any portion of the Offered Shares on the same terms and conditions as set forth in the Offer (or its determination not to do so). If the Company exercises its Right of First Refusal for any amount of the Offered Shares, the Company and the Selling Stockholder shall consummate the sale of such Offered Shares on the terms set forth in the Offer by the date thirty (30) days after the initial delivery of the Offer to the Company. For purposes of this Agreement, the Public Markets shall mean: any “National Securities Exchange” (as defined under the Securities Exchange Act of 1934, as amended, and in the regulations promulgated by the Securities and Exchange Commission); any other regional stock exchange or foreign stock exchange the stock price quotations for which are published in the Wall Street Journal or available subject to a commercially reasonable delay on the World Wide Web, any automated interdealer quotation system operated by the NASD, including but limited to the Nasdaq SmallCap Market and the OTC Bulletin Board; or the “pink sheets” (the stock prices for which are published by the National Quotation Bureau, Inc.).

The Selling Stockholder may, not later than sixty (60) days following delivery to the Company of the Offer, complete the transfer of the Offered Shares not subscribed for by the Company pursuant to Subsection 8(a) hereof, subject to the terms and conditions described in the Offer. Any proposed transfer on terms and conditions different from those described in the Offer, as well as any subsequent proposed transfer by the Selling Stockholder, shall again be subject to the Rights of First Refusal set forth in this Subsection 8(a) and shall require the Selling Stockholder to deliver a new Offer to the Company to comply with the procedures described in this Subsection 8(a) with respect to such different or new transfer.

(b) Anything herein to the contrary notwithstanding, the provisions of Subsection 8(a) shall not apply to:

(i) any transfer of Shares by the Employee by gift or bequest or through inheritance to, or for the benefit of, any member or members of his or her immediate family (which shall include any spouse, lineal ancestor or descendant or sibling) or to a trust, partnership or limited liability company for the benefit of such members;

(ii) any transfer of Shares by the Employee to a trust in respect of which he or she serves as trustee, provided that the trust instrument governing said trust shall provide that such Employee, as trustee, shall retain sole and exclusive control over the voting and disposition of said Shares;

(iii) any repurchase of Shares by the Company from the Employee which are the subject of any restrictive stock purchase provisions of any other agreements to which the Employee is a party and under which the Company has the option to repurchase such shares upon the occurrence of certain events, including termination of employment; and

(iv) any sale assignment or other transfer made with the prior written consent of at least a majority of the members of the Company’s Board of Directors, which consent may be withheld for any reason, in the sole discretion of such directors (any of which transfers in (i) through (iv) above is hereinafter defined as a “Permitted Transfer”);

provided, however, that in each case (other than subprovision (iii) above, the transferee of the Shares shall hold the Shares so acquired with all the rights conferred by, and subject to all the restrictions imposed by this Agreement, including Subsection 8(a), and as a condition to such transfer, each such transferee shall execute and deliver a Joinder Agreement as required by the Company pursuant to which such transferee shall agree to be bound by the provisions of this Agreement; and provided further, however, that notwithstanding the provisions of this Subsection 8(b), no Employee shall be permitted to sell, assign or otherwise transfer any Shares to a person that is a competitor of the Company (as determined by the Company’s Board of Directors).

(c) In the event that the holders of at least two-thirds (66 2/3%) of the outstanding shares of the Company’s Series A Convertible Preferred Stock, $.0001 par value (the “Series A Preferred Stock”), the Company’s Series B Convertible Preferred Stock, $.0001 par value (the “Series B Preferred Stock”, and the Company’s Series C Convertible Preferred Stock, $.0001 par value (the “Series C Preferred Stock “and collectively with the Series A Preferred Stock and the Series B Preferred Stock, the “Preferred Stock”), voting together as a single class on an as converted basis (“Selling Investors”), approve a Company Sale Transaction (as hereinafter defined), then the Employee hereby agrees with respect to all restricted stock shares that he or she holds and any other Company securities over which he or she otherwise exercises dispositive power:

(i) In the event such Company Sale Transaction requires the approval of stockholders, (i) if the matter is to be brought to a vote at a stockholder meeting, after receiving proper notice of any meeting of stockholders of the Company to vote on the approval of a Company Sale Transaction, (x) to be present, in person or by proxy, as a holder of restricted stock shares, at all such meetings and be counted for the purposes of determining the presence of a quorum at such meetings, and (y) to vote (in person, by proxy or by action by written consent, as applicable) all Shares in favor of such Company Sale Transaction and in opposition of any and all other proposals that could reasonably be expected to delay or impair the ability of the Company to consummate such Company Sale Transaction.

(ii) In the event that the Company Sale Transaction is to be effected by the sale of Shares without the need for stockholder approval, the Employee agrees to sell all shares of capital stock of the Company beneficially held by him or her (or in the event that the Selling Investors are selling fewer than all of their shares of capital stock of the Company, shares in the same proportion as the Selling Investors are selling) to the person to whom the Selling Investors propose to sell their shares, for the same per-share consideration (on an as-converted basis) and on the same terms and conditions as the Selling Investors.

(iii) To refrain from exercising any dissenters’ rights or rights of appraisal under applicable law at any time with respect to such Company Sale Transaction.

(iv) To execute and deliver all related documentation and take such other action in support of the Company Sale Transaction as shall reasonably be requested by the Company.

(v) Not to deposit, and to cause their affiliates not to deposit, except as provided in this Subsection 8(c), any voting securities owned by such party or affiliate in a voting trust or subject any such voting securities to any arrangement or agreement with respect to the voting of such shares of capital stock, unless specifically requested to do so by the acquiror in connection with a Company Sale Transaction.

(d) Notwithstanding the provisions set forth in Subsection 8(c) above, the obligation of the Employee to take, or refrain from taking, any action described in Subsection 8(c), shall be subject to the satisfaction of each of the following conditions:

(i) The only representations, warranties or covenants that the Employee shall be required to make in connection with a Company Sale Transaction are representations and warranties with respect to its own ownership of the Company’s securities to be sold by it and its ability to convey title thereto free and clear of liens, encumbrances or adverse claims and reasonable covenants regarding confidentiality, publicity and similar matters; the liability of the Employee with respect to any representation and warranty or covenant made by the Company in connection with a Company Sale Transaction shall be several and not joint with any other person; and such liability shall be limited to a pro rata share of an escrow covering not to exceed 10% in the aggregate of the consideration payable to all stockholders of the Company for a period not to exceed one (1) year from the closing date (as that term is defined in the document for the transaction giving rise to the escrow), other than with respect to the representations, warranties and covenants made by the Employee in connection with a Company Sale Transaction with respect to ownership and ability to convey title.

(ii) The Employee shall not be required to amend, extend or terminate any contractual or other relationship with the Company, the acquiror or their respective affiliates.

(iii) The Employee shall not be required to agree to any covenant not to compete or covenant not to solicit customers, employees or suppliers of any party to the Company Sale Transaction.

(iv) Upon the consummation of a Company Sale Transaction, all of the holders of the Company’s Preferred Stock or Common Stock will receive the same form and amount of consideration per share of Preferred Stock or Common Stock, respectively, taking into account any liquidation preference to which the holders of Preferred Stock are entitled in accordance with the Company’s certificate of incorporation, as amended, as in effect immediately prior to the Company Sale Transaction, or if any holders of Preferred Stock or Common Stock are given an option as to the form and amount of consideration to be received, all holders will be given the same option. In addition, no holder shall be required to accept consideration in a Company Sale Transaction other than cash, freely-tradable equity securities registered under the Securities Exchange Act of 1934, as amended, trading on any Public Market and/or equity securities of a private company if the Company Sale Transaction for which the equity securities are to be received as consideration is an arms’ length transaction in which the acquiring company does not control, is not controlled by, nor under common control with any shareholder or board member of the Company.

(v) The Employee shall not be obligated to make any out of pocket expenditure prior to the consummation of the Company Sale Transaction (excluding modest expenditures for postage, copies, etc.), and shall not be obligated to pay any expenses incurred in connection with a consummated Company Sale Transaction, except indirectly to the extent such costs are incurred for the benefit of all of the Company’s stockholders and are paid by the Company or the acquiring party. Costs incurred by or on behalf of the Employee for its sole benefit will not be considered costs of the transaction hereunder.

(vi) A “Company Sale Transaction” is defined to mean (i) an acquisition of the Company by another person by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that would result in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company or in which the stockholders of the Company immediately prior to such transaction would own, as a result of such transaction, less than a majority of the voting securities, in the same relative proportions, of the successor or surviving corporation immediately thereafter, or (ii) a sale of all or substantially all of the assets of the Company.

(e) The Employee agrees that he or she shall not transfer, whether in public or private transactions, other than as part of a Permitted Transfer, any equity securities of the Company, or other securities exercisable for or convertible into any of the Company’s equity securities, whether or not acquired upon exercise of this option, within one hundred (180) days following the effective date of the first registration statement declared effective by the Securities and Exchange Commission with respect to the distribution of any of the Company’s equity securities or other securities exercisable for or convertible into any of the Company’s equity securities.

(f) The Employee does hereby agree that all securities issued by the Company which are held by the Employee, whether acquired on, before or subsequent to the date of this Agreement, and whether acquired upon the exercise of options granted to the Employee by the Company, upon the direct issuance to the Employee of such securities by the Company, or otherwise, shall be subject to all of the provisions of this Section 8.

(g) To the extent that the provisions of this Section 8 of the Agreement conflict with, or are inconsistent with, the provisions of the Amended and Restated Stockholders Agreement, dated as of March 15, 2005, as it may be subsequently amended, to which the Employee and the Company are parties (the “Stockholders Agreement”), the terms of the Stockholders Agreement shall control and shall supercede the provisions of this Agreement.

9. General Restrictions

(1) The Company shall not be required to deliver any certificate upon the exercise of this option until it has been furnished with such opinion, representation or other document as it may reasonably deem necessary to ensure compliance with any law or any regulation of the Securities and Exchange Commission or any other governmental authority having jurisdiction over the Company, the Employee, the Plan, or the shares to be optioned under the Plan or any interests granted thereunder. This option is also subject to the requirement that if at any time the Board of Directors of the Company shall determine, in its discretion, that the listing, registration or qualification of the shares (or the interests evidenced hereby) subject to this option upon any securities exchange or under any state foreign, or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of this option or the issue or purchase of shares hereunder (or the interests evidenced hereby), this option shall not be exercised in whole or in part and the interests evidenced hereby shall have no validity unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee in the exercise of its reasonable judgment.

(2) Until the Company’s shares of Common Stock are publicly traded and the shares subject to the option are covered by a registration statement filed with and declared effective by the Securities and Exchange Commission, any applicable state securities regulatory body, or any applicable foreign securities regulatory body, the shares obtained by exercising this option shall not be transferable, except as permitted by applicable federal or state securities laws, or any applicable foreign securities laws, and shall bear the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, ANY APPLICABLE FOREIGN SECURITIES LAWS OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED BY SAID ACT, FOREIGN SECURITIES LAWS OR STATE LAWS.

10. Adjustment of Shares. In the event of any change in the Common Stock of the Company by reason of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or of any similar change affecting the Common Stock, the number and kind of shares subject to this option and the exercise price per share shall be adjusted automatically consistent with such change to prevent substantial dilution or enlargement of the rights granted to, or available for, the Employee hereunder. Any such adjustment shall be final and binding on the Employee.

11. No Employment Rights. Neither the Plan nor this option shall confer upon the Employee any right with respect to continuance of employment by the Company or any subsidiary nor shall they interfere in any way with the right of the Company or any subsidiary by which the Employee is employed to terminate the employment of the Employee at any time.

12. Coordination With Plan. The Employee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and provisions thereof including any which may conflict with those contained in this Agreement. Capitalized terms used in this Agreement or otherwise identified as being so defined, shall have the meaning given to such terms under the Plan.

13. Notices. All notices to the Company shall be in writing and sent to the Company’s President at the Company’s offices, 5100 West Silver Springs Boulevard, Ocala, FL 34482 or to such other person and/or addresses the Company may provide by notice to Employee. Notices to the Employee shall be addressed to the Employee at the Employee’s address as it appears on the Company’s records. Notice shall be deemed given five (5) days after being deposited in the applicable governmental mail, with certification of delivery procedure requested, one day after being delivered to an overnight cornier for next day service delivery, or upon hand delivery.

14. Acknowledgment. By accepting this option, the Employee acknowledges the following:

(1) No representations or promises have been made concerning the marketability or value of the options or the snares of the Company. The Employee understands that neither this option nor the shares have been registered under the Securities Act of 1933, as amended (the “Act”), or under any foreign or state laws, on the ground that the issuance of this option and the shares is exempt from registration under federal, foreign or state securities laws, and that reliance on such exemption is based, in part, upon the Employee’s representations and warranties herein set forth. The Employee agrees that such Employee will not dispose of any of the shares other than in strict compliance with the Act, any applicable foreign or state securities laws, and any agreements that may be executed by the Employee, or the Employee’s successors or assigns. Upon exercise of this option, the Employee must, therefore, continue to bear the economic risk of investment in the shares for an indefinite period of time.

(2) The Employee understands that the purchase of the shares from the Company upon exercise of this option has not been reviewed by any federal, foreign, or state agency because, in part, of the representations and warranties set forth herein and the non-public nature of the purchase of the shares. The Employee understands that any offering literature used in connection with the Employee’s purchase of the shares, including any business plan, has not been reviewed by any federal or state agency.

(3) The Employee understands that neither the Company nor any of its affiliates makes any representation or warranty of any kind concerning the Employee’s ability to offer or sell any of the shares through a public offering, or otherwise, or that any public market for any of the shares will develop and, accordingly, the Employee may never be able to offer or sell any of the shares. The shares cannot be sold unless registered under the Act or any applicable foreign or state securities laws, or an exemption from any such registration is available, and the Company is under no obligation to register the shares or comply with any exemption. No shares will be sold, assigned or otherwise transferred unless a registration statement under the Act or any applicable foreign or state securities laws with respect thereto is in effect or the Company has received a written opinion of counsel satisfactory to it that, after an investigation of the relevant facts, which shall be recited, counsel is of the opinion that such sale, assignment or transfer of shares does not involve a transaction requiring registration under the Act or any applicable foreign securities laws and any applicable state securities laws.

(4) The Employee acknowledges that no representations or warranties have been or will be made to the Employee, or to the Employee’s advisors, by the Company with respect to the business of the Company and/or the economic, tax or any other aspects or consequences of exercise of this option and purchase of the shares. In addition, the Employee has been informed that the Employee’s investment is a highly speculative and high risk investment, that the business venture of the Company is competitive, and that the financial success of such venture has not been proven to date. The Employee has not received any representations, or warranties that the venture will succeed technically, financially, or otherwise.

(5) All books, records and documents relating to this option and any investment the Employee may make by exercising this option been made available for inspection and the Employee has had an opportunity to meet with officers and representatives of the Company and has had the opportunity to ask questions of and receive answers from them concerning the Company, its activities, the terms and conditions of purchasing the shares, and the Employee has had the opportunity to obtain any additional information necessary to provide a basis for the Employee’s decision to accept the option and to verify the accuracy of the information furnished to the Employee.

(6) The Employee acknowledges that it never has been represented, guaranteed, or warranted to the Employee by the Company, its affiliates, or employees or any other person, expressly or by implication, the approximate or exact length of time before this option will become exercisable, except as expressly set forth herein, or that the Employee will be required to remain as owner of the shares if this option is exercised.

(7) The Employee acknowledges and understands that the Company’s operations are subject to all the risks inherent in the growth of a new business enterprise in a new and rapidly evolving market, and that the failure of the Company to succeed in addressing such risks could have a material adverse effect on the Company’s business, financial condition and operating results.

(8) The Employee acknowledges and agrees that the award of the options by the Company is voluntary and that the Employee has not been induced to accept such award by any promise of employment or continued employment with the Company or an affiliate of the Company.

(9) If the Employee is a resident of the State of California, the Company agrees that it shall forward to Employee such annual financial statements as shall comply with the provisions of Section 260.140.46 of the California Code of Regulations.

IN WITNESS WHEREOF, the Company and the Employee have caused this Incentive Stock Option Agreement to be executed on the date set forth opposite their respective signatures, it being further understood that the date of grant may differ from the date of signature.

Dated:	INTELLON CORPORATION

By:
	Name:	Charles E. Harris
	Title:	Chief Executive Officer

Dated:	EMPLOYEE

Employee Signature
	Name:	«Name_of_Employee»

EMPLOYEE’S ADDRESS

SCHEDULE I

Date of Exercise	No. of Shares Purchased	Balance of Option Shares	Authorized Signature	Notation Date

FORM FOR EXERCISE OF OPTION – INCENTIVE OPTIONS

(To be executed by the holder desiring

To exercise the right to purchase shares

Under the attached option)

The undersigned hereby irrevocably elects to exercise the right of purchase for                      shares of Common Stock, $.0001 par value per share, of Intellon Corporation (the “Company”), pursuant to the Incentive Stock Option Agreement between the undersigned and the Company dated                     , 20     (the “Agreement”). The undersigned is delivering with this election payment of the purchase price in full by ☐ cash ☐ certified check in the amount of $                     or by delivery of a certificate for previously-owned shares and requests that certificates for the shares be issued in the name of:

Name (Please print in block letters)

Street

City State Zip Code

(Please insert Social Security or other identifying number)

The undersigned agrees that, if this is a partial exercise of the option, it shall be noted on Schedule I of the Agreement, which is being delivered with this election.

Dated:
Signature